 Allianz Index Advantage Income Variable Annuity Application[Contract number ]  SM                                        Individual Owner first name  MI  Last name  Jr., Sr., III  Mailing address      Email address    City  State  ZIP code    Home telephone number          1. Annuity Registration  Ownership is [ Individual/Joint Qualified plan Custodian Trust (Include the date of the trust in the name.) UTMA/UGMA Other ]OwnerNon-individual owner name (Attach Non-Individual Ownership Form or Qualified Plan Acknowledgement Form if applicable.) Social Security Number/TIN  Street address (required if a PO Box was used for mailing address)  Joint Owner (Must be legally recognized spouses.)  City    State  ZIP code  Cell phone number  GenderMale Female  Date of birth (mm/dd/yyyy)    Are you a non-resident alien? Yes No(If yes, then you are not eligible for this product.)    Annuitant (Complete if different from Owner.)  Street address (required if a PO Box was used for mailing address)    Relationship of Annuitant to OwnerSpouse under a legally recognized marriage    Other:                   First name  MI  Last name        Jr., Sr., III  Mailing address        Email address      City    State  ZIP code    Home telephone number    GenderMale Female  Date of birth (mm/dd/yyyy)    Are you a non-resident alien? Yes No(If yes, then you are not eligible for this product.)        Relationship to OwnerSpouse under a legally recognized marriage Other:         Social Security Number/TIN      EX-99.B5.a.Allianz Life Insurance Company of North America  IAI-APP-01  1  [(7/2018)]  First name  MI  Last name        Jr., Sr., III  Mailing address        Email address      City    State  ZIP code    Home telephone number    City      State  ZIP code    Cell phone number  GenderMale Female  Social Security Number/TIN  Date of birth (mm/dd/yyyy)      Are you a non-resident alien? Yes No(If yes, then you are not eligible for this product.)

         2. Purchase Payment (This section must be completed.) Make check(s) payable to Allianz Life Insurance Company of North America (Allianz).    Include replacement forms if requiredMethod of Payment (Select all that apply)Purchase Payment enclosed with application. Total amount enclosed: $ Plan type at prior financial institution or contribution instructions:                      Qualified Traditional IRA SEP IRAEmployer contribution to SEP IRAContribution to Traditional IRA for year Qualified Plan (401(a) plan)Other   Roth (Qualified)  Contribution to Roth IRA for year     Roth IRAInherited IRA (Qualified)Inherited IRA Inherited Roth IRANonqualifiedOther nonqualified payment        This Contract will be funded by money requested or facilitated by Allianz with transfer forms included. If 1035 exchange or tax-qualified transfer, complete the [Authorization to Transfer Funds form].Total expected amount: $ This Contract will be funded by money requested or facilitated by Allianz when transfer forms are received at a later date. If 1035 exchange or tax-qualified transfer, complete the [Authorization to Transfer Funds form].Total expected amount: $ This Contract will be funded by money not requested or facilitated by Allianz. Total expected amount: $ Plan type at prior financial institution or contribution instructions:                      Qualified Traditional IRA SEP IRAEmployer contribution to SEP IRAContribution to Traditional IRA for year Qualified Plan (401(a) plan)Other   Roth (Qualified)  Contribution to Roth IRA for year     Roth IRAInherited IRA (Qualified)Inherited IRA Inherited Roth IRANonqualifiedOther nonqualified payment  3. Plan Specifics (This section must be completed to indicate how this Contract should be issued.)        Nonqualified: Qualified plans: IRA:      Nonqualified401(a) defined contribution plan Traditional IRA SEP IRA  401(a) one person defined benefit plan    Roth IRA    Roth IRA (conversion of existing IRA)      4. Electronic Transfer and Allocation InstructionsYes Electronic Authorization – Allianz accepts allocation and transfer instructions by electronic notification. Electronic authorizations include, but are not limited to, requests received by telephone, fax, email, or on our website. By selecting “yes,” I am authorizing and directing Allianz to act on electronic instructions from me as well as my Financial Professional and/or anyone authorized by him/ her to transfer and allocate Contract Value among the Allocation Options. If the box is not checked, electronic instructions will be accepted only from me, the Owner. Allianz will use reasonable procedures to confirm that these electronic instructions are genuine. As long as these procedures are followed, the company and its officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost arising from unauthorized or fraudulent instructions. We reserve the right to deny any electronic transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.]                                      IAI-APP-01  2  [(7/2018)]

 5. Replacement (This section must be completed.)          Yes No Do you have existing life insurance policies or annuity contracts?Yes No Will the annuity contract applied for replace or change existing policies or contracts?Notice to Financial Professional: If the Owner does have existing life insurance policies or annuity contracts and the applicationis being written in an NAIC replacement model state, Allianz requires that you must present and read to the Owner the Replacement of Life Insurance or Annuity form and return the notice, signed by both the Financial Professional and Owner, with the Application. Replacement forms must be signed and dated on or before the application signed date.  6. Optional Death Benefit    [ Maximum Anniversary Value Death Benefit (Carries an additional charge)]  7. Index Effective Date (This section must be completed.)      The Index Effective Date can be any Business Day from the Issue Date up to and including the first Quarterly Contract Anniversary. However, it cannot be the 29th, 30th, or 31st of a month. If the Index Effective Date would occur on the 29th, 30th, or 31st of a month, or on a day that is not a Business Day, we change the Index Effective Date to be the next available Business Day.If the Index Effective Date is not the Issue Date, Purchase Payments will be placed in the [AZL® Government Money Market Fund] until the Index Effective Date.[ Earliest Index Effective Date – If chosen, the earliest Index Effective Date is the Issue Date of the Contract when the initial Purchase Payment, application, and requirements are received in good order. This option is not designed to accommodate multiple Purchase Payments (e.g., 1035 exchanges, tax qualified transfers/rollovers, etc.) expected before the first Quarterly Contract Anniversary.ORDeferred Index Effective Date – If chosen, the deferred Index Effective Date is the first Quarterly Contract Anniversary. You can change the Index Effective Date prior to the first Quarterly Contract Anniversary by contacting Allianz. This option is designed to accommodate multiple Purchase Payments expected before the first Quarterly Contract Anniversary.]  8. Allocation Options              Allocations must be in whole percentages (e.g., 33.3% or dollars are not permitted) which total 100%.If Purchase Payments are received before the Index Effective Date the following will occur:Your Purchase Payments will be placed in the [AZL® Government Money Market Fund].Then, on the Index Effective Date we will rebalance your Contract Value among your selected Allocation Options below.If additional Purchase Payments are received after the Index Effective Date then your Purchase Payment will be placed in the [AZL® Government Money Market Fund] until the next Index Anniversary.We only allow allocations (both Purchase Payments and transfers of Contract Value) into the Index Options on the Index Effective Date and on subsequent Index Anniversaries.Please see the current prospectus for Allocation Option requirements and allocation of additional Purchase Payments received after the Index Effective Date.Index Options  IAI-APP-01  3  [(7/2018)]  Index Performance Strategy % EURO STOXX 50® % Nasdaq-100® Index % Russell 2000® Index % S&P 500® Index  Index Protection Strategywith Declared Protection Strategy Credit % EURO STOXX 50® % Nasdaq-100® Index % Russell 2000® Index % S&P 500® IndexIndex Protection Strategy with Cap % EURO STOXX 50® % Nasdaq-100® Index % Russell 2000® Index % S&P 500® Index  Index Guard Strategy % EURO STOXX 50® % Nasdaq-100® Index % Russell 2000® Index % S&P 500® Index  Index Precision Strategy % EURO STOXX 50® % Nasdaq-100® Index % Russell 2000® Index % S&P 500® IndexTotal of % (must equal 100%)

 IAI-APP-01  4  [(7/2018)]  8. Allocation Options (continued)  [The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). This trademark has been licensed for use by S&P Dow Jones Indices LLC. S&P marks are trademarks of S&P. These trademarks have been sublicensed for certain purposes by Allianz Life Insurance Company of North America (“Allianz”). The S&P 500® Index (“the Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by Allianz.Allianz products are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Allianz products or any member of the public regarding the advisability of investments generally or in Allianz products particularly or the ability of the Index and Average to track general market performance. S&P Dow Jones Indices’ only relationship to Allianz with respect to the Index and Average is the licensing of the Index and Average and certain trademarks, service marks, and/or trade names of S&P Dow Jones Indices and/or its third-party licensors. The Index and Average are determined, composed, and calculated by S&P Dow Jones Indices without regard to Allianz or the products. S&P Dow Jones Indices have no obligation to take the needs of Allianz or the owners of the products into considerationin determining, composing, or calculating the Index and Average. S&P Dow Jones Indices are not responsible for and have not participated in the design, development, pricing, and operation of the products, including the calculation of any interest payments or any other values credited to the products. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing, or trading of products. There is no assurance that investment products based on the Index and Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security or futures contract within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security or futures contract, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to products currently being issued by Allianz, but which may be similar to and competitive with Allianz products. In addition, CME Group Inc., an indirect minority owner of S&P Dow Jones Indices LLC, and its affiliates may trade financial products which are linked to the performance of the Index and Average. It is possible that this trading activity will affect the value of the products.S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE INDEX AND AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX AND AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.][The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization.The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Allianz Life Insurance Company of North America (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporationsand the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.]

 IAI-APP-01  5  [(7/2018)]  8. Allocation Options (continued)  [The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-capbarometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of North America (“Allianz”). Allianz products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.][The EURO STOXX 50®, Europe’s leading Blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of North America (“Allianz”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz products.STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:sponsor, endorse, sell or promote Allianz products.recommend that any person invest in Allianz products or any other securities.have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz products.have any responsibility or liability for the administration, management or marketing of Allianz products.consider the needs of Allianz products or the owners of Allianz products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz products or their performance.STOXX does not assume any contractual relationship with the purchasers of Allianz products or any other third parties.Specifically,STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:The results to be obtained by Allianz products, the owner of Allianz products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;The performance of Allianz products generally.STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.The licensing Agreement between Allianz and STOXX is solely for their benefit and not for the benefit of the owners of Allianz products or any other third parties.]

                                                     9. Anticipated Income Benefit DateProvide a year you anticipate starting Income Payments from your Income Benefit. By providing this information you are not required to start Income Payments on this date nor will Allianz automatically begin Income Payments to you.Anticipated Income Benefit Year (the year you anticipate starting Income Payments)   IAI-APP-01  6  [(7/2018)]  10. Beneficiary Designation (If additional space is needed, attach a complete list signed and dated by Owner(s).)                  Primary Contingent  Percentage    Relationship  Social Security Number/TIN        Phone number  Individual first name    MI  Last name    Date of birth (mm/dd/yyyy)      GenderMale Female  Qualified plan Custodian Trust (Include the date of trust in the name.) Charitable Trust Non-individual Beneficiary name              Email    Street address        City    State    ZIP code  Primary Contingent  Percentage    Relationship  Social Security Number/TIN        Phone number  Individual first name    MI  Last name    Date of birth (mm/dd/yyyy)      GenderMale Female  Qualified plan Custodian Trust (Include the date of trust in the name.) Charitable Trust Non-individual Beneficiary name              Email    Street address        City    State    ZIP code  Primary Contingent  Percentage    Relationship  Social Security Number/TIN        Phone number  Individual first name    MI  Last name    Date of birth (mm/dd/yyyy)      GenderMale Female  Qualified plan Custodian Trust (Include the date of trust in the name.) Charitable Trust Non-individual Beneficiary name              Email    Street address        City    State    ZIP code

 11. Financial Professional  Notice to Financial Professional: Applicable product training must be completed for the state for which this sale occurred.By signing below, the Financial Professional certifies to the following:I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Owner(s) with the most current prospectus.The Owner statement regarding existing policies or annuity contracts is true and accurate to the best of my knowledge and belief.The Owner statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.I hereby certify that I only used sales materials that were previously approved by Allianz in my presentation.I further certify that I left a copy of all sales material used during my presentation with the applicant.I have provided the Owner with all appropriate disclosure and replacement requirements prior to the completion of this application.If this is a replacement, include a copy of each disclosure statement and a list of companies involved.            12. Certification of Taxpayer Identification Number    IAI-APP-01  7  [(7/2018)]  [If you are applying for this product and/or requesting payments as a U.S. Person, the IRS requires you to agree to the following statements. If you are not a U.S. Person, you are not eligible to apply for this product.Under penalties of perjury, I certify that:The Taxpayer Identification Number shown on this form is correct or I am waiting for a number to be issued to me.I am not subject to backup withholding because:I am exempt from backup withholding, orI have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, orThe IRS has notified me that I am no longer subject to backup withholding.I am a U.S. person, andThe Foreign Account Tax Compliance Act (FATCA) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.Check the box if the IRS has notified you that you are currently subject to backup withholding because you failed to report interest and dividends on your tax return.]                Financial Professional’s signature (Primary)          First and last name (please print)              Address            Email            Financial Professional’s signature (Secondary)          First and last name (please print)              Email                      Broker/dealer name (please print)            Authorized signature broker/dealer (if required)                        Commission options (please check one) A B C

 13. Agreements and Signatures        [The following state requires Owners to read and acknowledge the statement for your state below.District of Columbia: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.]By signing below, I, the Owner, acknowledge the applicable statement(s) mentioned above and understand and agree to the following:I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet my financial needs and goals.I understand that the Contract Value may increase or decrease depending on the investment results of the Allocation Options and that there is no guaranteed minimum Variable Account Value.To the best of my knowledge and belief, all statements and answers in this application are complete and true.No representative is authorized to modify this agreement or waive any Allianz rights or requirements.If this Contract is being funded by an indirect rollover, I have complied with the requirement that only one rollover is permitted within a one year period from all of the IRAs I own.For information on current benefit features, restrictions or charges please review with your Financial Professional.Please send me a statement of additional information. (Also available at [www.allianzlife.com])[The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.]As the authorized signer, please sign your name and date below in the appropriate space or we will not be able to process your request.Signed at (City and State)Owner’s signature: Date: MM/DD/YYYYJoint Owner’s signature: Date: MM/DD/YYYYAlternate signatures, if applicableTrust: as trustee of the: Date: TRUSTEE’S SIGNATURE TRUST NAME (PRINTED) MM/DD/YYYYPower of attorney: by: Date: OWNER’S NAME (PRINTED) ATTORNEY IN FACT’S SIGNATURE(S) MM/DD/YYYY    IAI-APP-01  8  [(7/2018)]

 Please submit your form through one of the options below: Email completed forms to:[variableannuity@send.allianzlife.com]ORWeb Upload:You can scan and upload your signed and completed form by logging in to your account at [Allianzlife.com]OR  Mail:[Applications that HAVE a check attached:Regular mailAllianz Life Insurance Company of North America NW 5989PO Box 1450Minneapolis, MN 55485-5989]  [Overnight mailAllianz Life Insurance Company of North America NW 59891801 Parkview DriveShoreview, MN 55126]  OR  [Applications that DO NOT HAVE a check attached:Regular mailAllianz Life Insurance Company of North America PO Box 561Minneapolis, MN 55440-0561]  [Overnight mailAllianz Life Insurance Company of North America 5701 Golden Hills DriveGolden Valley, MN 55416-1297]  OR[Fax: 763.765.7912][Any questions? Call us at 800.624.0197]    IAI-APP-01  9  [(7/2018)]